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                             EXHIBIT (10)KK.(ii)
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                                                             Exhibit (10)KK.(ii)


                             MASTER TRUST AGREEMENT

         THIS TRUST AGREEMENT made as of this _______ day of __________, 1986, by and among Commercial Bancshares, Inc., a corporation organized and existing under the banking laws of New Jersey, and each of those current and hereafter acquired or created subsidiaries of Commercial Bancshares, Inc. who have or will have executed this Master Trust Agreement or a counterpart or supplement hereto, hereinafter singularly referred to as the "Grantor" and collectively referred to as the "Grantors", and Stephen P. Cosgrove, Benjamin Pace and Edward Lord, as TRUSTEES, hereinafter referred to as the "Trustees",

                                  WITNESSETH:

         WHEREAS, the Board of Directors of each of the Grantors, prior to or at the time of executing this Master Trust Agreement or a counterpart or supplement hereto, has adopted a resolution substantially in the following form:

         RESOLVED, that there be and hereby is created and established a fund to be known as the MASTER TRUST to which has been appropriated out of the earnings of this Corporation, the sum of all Deferred Compensation, as that term is defined under the Directors Deferred Compensation Plan of this Corporation (the "Plan"), that would have been payable but for the Plan participant's election to defer receipt, which amount of Deferred Compensation has been paid to the Trustees; and be it further

         RESOLVED, that there be and hereby is appointed Stephen P. Cosgrove, Benjamin Pace and Edward Lord to serve as Trustees and administer the fund.
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         WHEREAS, pursuant to the said resolution said sum was paid to the
Trustees, and

         WHEREAS, it is now the desire of the Grantors and the Trustees that the intention of the parties and the creation and establishment of such fund and terms and conditions under which such fund is to be administered by the Trustees be definitively set out in writing,

         NOW THEREFORE, the Grantors, in consideration of the premises and covenants and agreements herein contained, and other good and valuable consideration, subject to the terms and conditions hereof, do hereby give, grant, convey and transfer irrevocably to the Trustees herein and before named, and to their successors in office, the cash set forth in Schedule "A", hereto attached and made a part hereof,

         TO HAVE AND TO HOLD all and singular the above described property unto the Trustees, and any additional property which may be transferred to the Trustees, IN TRUST NEVERTHELESS, for the uses and purposes and subject to the duties and powers hereinafter set forth:

                                   SECTION I

                              RELATION TO THE PLAN

         All of the provisions of the Directors Deferred Compensation Plans of each of the respective Grantors (the "Plans") are hereby incorporated by reference to the extent




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that they do not conflict with this Trust. All capitalized words and phrases appearing in this Trust shall have the same respective meaning as set forth in the Commercial Bancshares, Inc. Directors Deferred Compensation Plan, as it may from time to time be amended, unless the context clearly indicates otherwise.

                                   SECTION II

                         INVESTMENT AND APPLICATION OF
                             TRUST FUND AND INCOME

         The Trustees shall receive, hold and manage the property and the income and proceeds earned and appreciation or losses accrued with respect thereto at any time forming a part of the Trust (the "Trust Fund"). The Trustees shall establish the Deferred Compensation Account required under each of the Plans as a book reserve for each of the participants of the respective Plans, and shall adjust each such Deferred Compensation Account to reflect all of the compensation deferred by a participant of the respective Plans together with all of the income and proceeds earned, gains or losses realized and payments made with respect thereto (the "Account Balance"). The Trustees shall invest and reinvest the Account Balance according to the written specifications of such participant given in accordance with the provisions of the applicable Plan, or if no such written specification has ever been provided, according to Trustees' sole discretion, and shall debit and credit such participant's Deferred Compensation Account as provided in each of the applicable Plans.


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         The Trustees are hereby expressly authorized to use the Account Balance of each such participant for the purpose of making payments owed to such participant in accordance with the provisions of the applicable Plan and with documents executed pursuant thereto; provided, however, that the Trustees shall have the right to deduct and withhold from all such payments any taxes required by law to be withheld with respect to such payments.

                                  SECTION III

                                TRUSTEES POWERS

         The Trustees shall not be bound by any law of New Jersey with reference to the investment or reinvestment of the Trust Fund, but may invest in such securities as the Plan participants may direct or, in the absence of such direction, as the Trustees shall deem for the best interest of such Trust Fund.


         The Trustees are hereby expressly authorized to hold any stock or securities which may at any time form a part of the Trust Fund in the name of a nominee of such Trustees.

                                   SECTION IV

                       RESTRICTIONS ON USE OF TRUST FUND

         The Account Balances forming the Trust Fund shall be devoted exclusively to the funding of the respective Plans, and shall in no part and in no event be given or contributed to or inure to the benefit of any private person or corporation other





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than the participants under the respective Plans and the Grantors in accordance with the provisions of the applicable Plan and documents executed pursuant to such Plan; provided, however, that in the event that any of the Grantors so request, the Trustees shall apply that portion of the Trust Fund credited to the Deferred Compensation Accounts of such Grantor's participants under the Plan of such Grantor pro rata according to relative values of the Account Balances then forming that Grantor's share of the Trust Fund, as required to satisfy the claims of such Grantor's general creditors.

                                   SECTION V

                            ADDITIONS TO TRUST FUND

         All amounts of compensation designated as Deferred Compensation under the respective Plans shall from time to time, but not less frequently than quarterly, be contributed to the Trust by the respective Grantors, to become part of the Trust Fund and credited to the Deferred Compensation Account of the participant under the applicable Plan who would have received such compensation but for the deferral pursuant to such Plan.

                                   SECTION VI

                         INTERESTS OF PLAN PARTICIPANTS

         Each participant's Deferred Compensation Account under the applicable Plan is not assignable by such participant nor such participant's beneficiary(ies), either by voluntary or



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involuntary assignment or by operation of law. No part of any Account Balance may be paid over, loaned, sold, assigned, transferred, discounted, pledged as collateral for a loan, or in any other way encumbered or alienated until the end of the Deferral Period elected with respect thereto as provided in the applicable Plan and documents executed pursuant to such Plan.

         Nothing herein contained shall be construed as creating any absolute or unconditional trust, express or implied, for the benefit of any participant of any of the Plans.

                                  SECTION VII

                          GOOD FAITH DUTY OF TRUSTEES

         The Trustees shall be chargeable only with the exercise of good faith in carrying out the provisions of the Trust. The Trustees shall not, in the absence of bad faith, be responsible or accountable for errors of judgment in determining the total investment or reinvestment income or loss generated by the Trust Fund during the Deferral Period under the applicable Plan.

         Nothing herein contained shall be construed as creating any responsibility or accountability on the part of the Trustees with respect to actions taken upon investment or reinvestment specifications given by a participant of a Plan or upon instructions given by a committee under the applicable Plan.



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                                  SECTION VIII

                              DECISION OF TRUSTEES

         The act of the majority of the Trustees shall be conclusive on all matters relating to this Trust, including the management and distribution of the Account Balances. Evidence of such majority actions shall be in writing and shall be filed with the Grantors.

                                   SECTION IX

                              DELEGATION OF DUTIES

         The Trustees are authorized in the discharge of their duties to employ counsel (which may be counsel to one or more of the Grantors) and/or agents and to pay them reasonable compensation which compensation shall be allocated to, and, if applicable, reimbursed to the Trustees from among, the Grantors as may be equitable in the sole determination of the Trustees.

                                   SECTION X

                        ELIGIBILITY TO SERVE AS TRUSTEE

         No individual shall be eligible to serve as Trustee unless such individual, at all times while acting as such Trustee, is an officer of Commercial Bancshares, Inc. or of one of its subsidiaries and is not a participant in any of the Plans.



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                                   SECTION XI

                        APPOINTMENT OF SUCCESSOR TRUSTEE

         Any Trustee may at any time resign the office of Trustee (and in the event that a Trustee shall cease to be eligible to serve as Trustee, such Trustee's resignation shall be automatic) upon giving thirty (30) days notice to the other Trustees. In the event of a vacancy in the Trustees by resignation, death, disqualification, or otherwise, the remaining Trustees shall elect a Trustee or Trustees to fill such vacancy or vacancies from among persons eligible pursuant to Section X of this Master Trust Agreement or, if no Trustees remain to fill such vacancies, the Grantors shall fill such vacancies. Until such time as such successor Trustee is appointed, the remaining Trustees shall have full power to act under this Trust.

                                  SECTION XII

                               DURATION OF TRUST

         This Trust shall be irrevocable and shall be continued and maintained as long as may be necessary, desirable or convenient for the full and complete administration of the Trust Fund as provided for herein or as may be hereafter changed or modified; provided, however, that in the event that any of the Grantors shall so request, the Trustees shall then, in such event, make distributions to that Grantor in an amount not in excess of the Trust Fund credited to the Deferred Compensation



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Accounts of such Grantor's participants under the applicable Plan in satisfaction of the claims of such Grantor's general creditors; and provided, further, that in the event of a merger, sale of assets, consolidation, other business combination or liquidation of any of the Grantors, subject to any instructions received from the committee administering such Grantor's Plan, the Trustees may in their sole discretion continue the Trust for the benefit of the participants under such Grantor's Plan or may make such provision for distribution of the Trust Fund in such participants' Deferred Compensation Accounts as they deem appropriate including, among other things, the payment of all Deferred Compensation payable to such participant notwithstanding an election by a participant with respect thereto.

                                  SECTION XIII

                          AMENDMENT OF TRUST AGREEMENT

         This Trust or any of the terms hereof may be changed or amended by the Trustees and the Grantors by an instrument in writing duly executed by the Trustees and the Grantors; provided, however, that no change or amendment shall effect any revocation, in whole or in part, of the Trust hereby created, or alter the provisions for distribution upon the termination of the Trust.


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                                  SECTION XIV

                             RECEIPT OF TRUST FUNDS

         The Trustees, by joining in the execution of this instrument, acknowledge receipt of the cash set forth in Schedule "A", hereto annexed, and signify their acceptance of the Trust and agree to hold such cash under the Trust as herein provided.

         IN WITNESS WHEREOF, each of the Grantors has caused this Master Trust Agreement to be duly signed by its President, and its corporate seal to be hereunto affixed and attested by the Secretary or Cashier, and the Trustees have hereunto set their respective hands and seals the day and year first above written.

ATTEST:                                 COMMERCIAL BANCSHARES, INC.


_______________________________         By: ________________________________
Joseph E. Des Marais, Secretary             John G. Collins,
                                            President


ATTEST:                                 COMMERCIAL TRUST COMPANY OF
                                            NEW JERSEY


_______________________________         By: ________________________________
Joseph E. Des Marais, Secretary             Ronald C. Brown, President


ATTEST:                                 THE EDGEWATER NATIONAL BANK


_______________________________         By: ________________________________
Charles Caruso, Cashier                     William M. Winans, President


ATTEST:                                 FIDELITY BANK & TRUST COMPANY OF
                                             NEW JERSEY


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_______________________________         By: ________________________________
James B. Groff, Secretary                   Richard J. Abdill, President

ATTEST:                                 N.A. HOME INVESTORS MORTGAGE
                                                CORPORATION


_______________________________         By: ________________________________
Carol Albrecht, Secretary                   Elliot R. Jacobs, President


ATTEST:                                 LENAPE STATE BANK


_______________________________         By: ________________________________
D. Lynn McLaughlin, Secretary               William F. Sharp, President


ATTEST:                                 TRICO MORTGAGE COMPANY, INC.


_______________________________         By: ________________________________
Asit K. Shroff, Secretary                   Frank J. Tricarico, President


ATTEST:                                 THE WOOD RIDGE NATIONAL BANK


_______________________________         By: ________________________________
Richard J. DeRusso, Cashier                 Edward J. Tessalone,
                                            President

_______________________________         ________________________________
Witness                                 Stephen P. Cosgrove, Trustee

_______________________________         ________________________________
Witness                                 Benjamin Pace, Trustee

_______________________________         ________________________________
Witness                                 Trustee


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